Convertible Notes, Promissory Notes, Derivative Liability and Warrants - Schedule of Convertible Notes (Details) - Convertible Notes Payable [Member] - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Convertible notes, at amortised cost are as follows:
Convertible notes at amortised cost	$ 3,059,595
Less: Deferred debt issuance cost	648,232
Convertible notes, net	2,411,363
The convertible notes are repayable as follows:
Current liability	82,447
Non-current liability	2,328,916
Total	$ 2,411,363